Supplement dated June 21, 1999 to
Mosaic Equity Trust Prospectus dated May 1, 1999

1. The Mid-Cap Growth Fund's specific principal investment strategy on page 3 is clarified to read as follows:

   The Mid-Cap Growth Fund invests at least 65% of its net assets in the common stock of mid-sized growth companies. Generally, the companies the Mid-Cap Growth Fund buys have a market capitalization primarily between $1 and $10 billion at time of purchase.

2. Descriptions throughout the prospectus of mid-sized growth companies are revised to define them as primarily being those with a market capitalization between $1 and $10 billion. This reflects recent growth in overall stock market valuations.